UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 17, 2006

                             Adept Technology, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                 000-27122            94-2900635
     ---------------------        -------------        --------------
 (State or other jurisdiction      (Commission        (I.R.S. Employer
       of incorporation)           File Number)      Identification No.)

 3011 Triad Drive, Livermore, California                    94550
    ---------------------------------                    -----------
(Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code: 925-245-3400

                                 Not Applicable
                 ----------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure.

On October 17, 2006, Robert Bucher, Chief Executive Officer, and Steven Moore, Chief Financial Officer of Adept Technology Inc. (the "Company") held a conference call with investors to discuss the results of the Company's fiscal year ended June 30, 2006 ("fiscal 2006") and the business outlook for the fiscal year ending June 30, 2007 ("fiscal 2007"). A transcript of the call is attached to this Current Report on Form 8-K as Exhibit 99. The call addressed, among other things, the Company's expectations for revenue growth, gross margin improvements and operating performance in fiscal 2007.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.




Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Adept Technology, Inc.

October 18, 2006        By:  /s/ Steven L. Moore
                             --------------------------------------------
                             Name: Steven L. Moore
                             Title: Chief Financial Officer and Secretary





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[GRAPHIC OMITTED]

                                  EXHIBIT INDEX

     Exhibit Number          Description
     ---------------         -----------

         99 Transcript of investor call held October 18, 2006 to discuss the results of Adept's fiscal year ended June 30, 2006 and the Company's business outlook for the fiscal year ending June 30, 2007.